(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
February 28, 2002


Merrill Lynch
Senior Floating
Rate Fund II, Inc.


www.mlim.ml.com


Merrill Lynch Senior Floating Rate Fund II, Inc. seeks to provide shareholders with as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use to shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Senior Floating Rate Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Senior Floating Rate Fund II, Inc.


DEAR SHAREHOLDER


Investment Approach
Merrill Lynch Senior Floating Rate Fund II, Inc. consists largely of participations in leveraged bank loans. These loans are generally senior secured floating rate investments. In response to general economic events and trends, the bank loan market tends to move in a similar direction, but with less volatility, as the high-yield bond market. The linkage between the two markets can be ascribed to the fact that the issuers of debt as well as the buyers of that debt tend to participate in both markets (based on similar credit rating and risk/reward profiles of the markets). The lower price volatility of bank loan investments can be attributed to two factors. First, bank loans are generally senior secured obligations and, thus, they generally offer investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments and, therefore, their principal value generally does not move inversely to interest rate movements, as is often the case with fixed-income bonds.

Market Review
Not surprisingly, the event that affected the bank loan market the greatest during the six-month period ended February 28, 2002 was the September 11 terrorist attacks. The unprecedented acts of terrorism on American soil threw the financial markets into an immediate and precipitous freefall. The negative affect on the markets was compounded and, likely, elongated by the anthrax scare that followed. The impact on the bank loan market was most identifiably manifested in terms of prices and liquidity. Almost without exception, leveraged loan prices moved lower and remained mired there for almost two full months. Stressed and distressed companies as well as companies directly related to the travel and lodging industries showed the greatest reaction, but even par and near-par companies with little potential exposure to terrorism experienced some degree of the impact. It was not until midway through the fourth quarter of 2001, as the anthrax scare fell from the daily headlines and was replaced by positive news from the anti-terrorism operation in Afghanistan, did the loan market begin to rebound. The upward movement was tentative yet pronounced and continued into the New Year before plateauing.

Other developments during the past six months included the continued growth of the collateralized debt obligation (CDO) market, which helped sustain the demand for quality bank loan issues in the face of falling demand from mutual funds. We believe that the growth of the CDO market has been driven by an attractive new-issue market and, almost paradoxically, a perceived bottoming of interest rates. In response to the high default rates of transactions done when credit standards were not as strict, bank loan investors have demanded tighter financial covenants (such as leverage ratios and interest coverage ratios), stronger security and seniority rights and more credible collateral packages. During the past six months, these terms have been coupled with historically high spreads, in all, making the new-issue market very attractive to institutional investors of CDOs. Similarly, CDO issuance is also getting a lift from investors who believe that interest rates will begin to reverse their course in 2002. These investors are placing money with managers they believe have created vehicles that provide adequate return in the current interest rate environment and expect that the returns will move higher as interest rates do. In practice, the ramp-up demand of new CDOs continues to buoy prices of the quality bank loans.

During the six months ended February 28, 2002, Moody's Investors Service's speculative bond default rate continued its expected rise, reaching 12.8% at December 31, 2001 (the most recent date for which data is available) compared to 9.9% at July 31, 2001. The good news is that the rate of increase has been slowing, and we believe that it will level off and eventually decline as we make our way through 2002. The default rate is, of course, a lagging indicator and the high rate the market is experiencing now reflects the lax underwriting standards we saw in the market in 1997 and 1998 up until the Russian default crisis in August. We have gauged that it takes about 3.5 years for a bond issue to default. This would suggest that we are near the top in default rates as this 1998 vintage works its way through the financial markets. Both Moody's Investors Service and Standard & Poor's seem to concur with this theory, with both predicting lower year-end 2002 rates. (The speculative bond default rate is used as a proxy because the private nature of bank loans has to date prevented the compilation of reliable and standardized statistics about bank loan defaults).



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


Fund Performance
The Fund's effective net annualized yield for the six-month period ended February, 28, 2002 was 4.97%, compared to a yield of 8.61% for the same period a year earlier. For the same period, the Fund's total investment return was -1.82%, based on a change in per share net asset value from $9.55 to $9.15 and assuming reinvestment of $0.226 per share income dividend. Since inception (March 26, 1999) through February 28, 2002, the Fund's total investment return was +12.34%, based on a change in per share net asset value from $10.00 to $9.15, and assuming reinvestment of $1.999 per share income dividends.

The Fund's net asset value followed very closely the pattern set by the bank loan market in the weeks and months after September 11. At September 10, 2001, the Fund's net asset value per share stood at $9.95; just three weeks later, it had fallen $0.60 to $9.35. The downward pressure continued (but at a slower pace) through the second week of November when the net asset value per share bottomed at $9.09. In the final month of the year, the net asset value per share rebounded as high as $9.27 before settling in the $9.18 - $9.25 per share range during the first two months of 2002.

Compounding the market value problem was a continued lowering of interest rates. During the six-month period ended February 28, 2002, the average daily yield for the Fund slipped to 5.01% (compared to 6.33% for the preceding six-month period) as three-month London Interbank Offered Rate (the rate off of which most bank loans are priced) fell below 2.0%. We are hopeful that interest rates, too, have found their bottom and will begin to move back up during 2002 in line with a strengthening economy.

Of the sectors that were most directly and adversely impacted by the terrorist attacks of September 11, 2001 (airlines, hotels and motels and insurance), only hotels and motels represented a significant investment for the Fund. Specifically, the Fund's investment in Wyndham International, Inc. initially dropped 20 points from its near-par levels. Despite the uncertainty facing Wyndham in the aftermath of the terrorist attacks, we were comforted by the company's adequate near-term liquidity position, operating abilities and management's proactive approach to working with its lenders. With Americans' appetite for travel returning in recent months, the market price of the Wyndham bank debt has once again crested above 90.

During the recent six-month period, we moved to reduce our exposure to wired telecommunications, an industry that has hindered performance for some time. At August 31, 2001, wired telecommunications investments represented 2.4% of the total assets of the Fund and by February 28, 2002, we reduced this to 0.7%. The bulk of this move was the sale of 90% of our holdings in Global Crossing Holdings Ltd., the undersea fiber provider that filed for bankruptcy in January. While the sale of our holdings was prior to the filing, the Fund still sustained significant market value reductions in connections with the company, causing wired telecommunications to have the greatest overall impact on the Fund's six-month performance.

The next largest contributor to performance was wireless telecommunications, and specifically, Nextel Communications, Inc. The price of the bank debt of Nextel, one of the largest and most liquid securities in our market, experienced the spillover effect of pressure exerted on the company's subordinated debt and equity. Despite market prices for the loans, which declined from the low 90s into the high 70s, we held on to the holdings, feeling confident about the asset protection that our senior, secured paper held. As the bank loan market has recovered from the post September 11, 2001 slump, Nextel securities responded, moving up to the mid-80s by the end of the period.



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


Investment Activities
From a sector perspective, we continue to put the most emphasis on those industries with strong asset values and stable cashflow characteristics. Cable television remains the sector with the highest concentration, moving from 11.1% of total assets six months ago to 14.5% at February 28, 2002. Wireless telecommunications, moved into the second position by moving up from 9.2% of total assets to 10.4%. Broadcasting, still a core holding, was the third-largest concentration, but moved down from 10.6% to 7.4%. Utility companies moved into fourth place, rising from 3.7% to 5.7%. The Fund continues to be well diversified, with holdings in 74 different issuers in 32 different industries, down from 84 issuers in 34 different industries six months ago.

As compared to the Credit Suisse First Boston Leveraged Loan Index at February 28, 2002, the Fund was underweight in Ba and above-rated issues (48.2% of total assets compared to 54.9%), overweight in B-rated issues (27.6% compared to 23.1%), underweight in Caa or below-rated issues (1.51% compared to 5.1%) and overweight in securities not rated (22.71% compared to 16.9%). (Rating percentages are according to Moody's Investors Service.)


In Conclusion
During the past six months, several new dynamics were introduced into the loan market to profound effect, both positively and negatively. While the Fund has yet to recover fully from the most damaging of these dynamics, we have seen positive movement during the last three months. Furthermore, for the remainder of 2002, several reasons for optimism have arisen, including a lower projected default rate, a potential reversal of the Federal Reserve Board's interest rate easing policy and indications of a rebounding economy. If all of these come to pass, the Fund, with its diverse set of assets and senior secured position in those assets, should be in a position to benefit from a total return standpoint.

We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund II, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Sincerely,



Terry K. Glenn
(Terry K. Glenn)
President and Director/Trustee



Kevin J. Booth
(Kevin J. Booth)
Vice President and Portfolio Manager



Joseph Matteo
(Joseph Matteo)
Vice President and Portfolio Manager



April 4, 2002



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002



THE BENEFITS AND RISKS OF LEVERAGING


Merrill Lynch Senior Floating Rate Fund II, Inc. has the ability to utilize leverage through the borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term port-folio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                        Merrill Lynch Senior Floating Rate Fund II, Inc.


                As of February 28, 2002
Assets:         Investment in Master Senior Floating Rate Trust, at value
                (identified cost--$273,268,836)                                                             $   252,412,447
                Prepaid registration fees                                                                           132,606
                                                                                                            ---------------
                Total assets                                                                                    252,545,053
                                                                                                            ---------------

Liabilities:    Payables:
                   Dividends to shareholders                                            $       298,094
                   Administrator                                                                 76,133             374,227
                                                                                        ---------------
                Accrued expenses                                                                                     84,882
                                                                                                            ---------------
                Total liabilities                                                                                   459,109
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $   252,085,944
                                                                                                            ===============

Net Assets      Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:     authorized                                                                                  $     2,756,470
                Paid-in capital in excess of par                                                                285,317,489
                Accumulated realized capital losses on investments from the
                Trust--net                                                                                     (15,131,626)
                Unrealized depreciation on investments from the Trust--net                                     (20,856,389)
                                                                                                            ---------------
                Net Assets--Equivalent to $9.15 per share based on 27,564,697
                shares of capital stock outstanding                                                         $   252,085,944
                                                                                                            ===============

See Notes to Financial Statements.


Statement of Operations                                                    Merrill Lynch Senior Floating Rate Fund II, Inc.


                For the Six Months Ended February 28, 2002
Investment      Net investment income allocated from the Trust:
Income from        Interest                                                                                 $    10,624,873
the Trust--Net:    Expenses                                                                                     (1,747,356)
                                                                                                            ---------------
                Net investment income from the Trust                                                              8,877,517
                                                                                                            ---------------

Expenses:       Administration fee                                                      $       626,362
                Transfer agent fees                                                             108,938
                Registration fees                                                                98,263
                Tender offer fees                                                                89,749
                Printing and shareholder reports                                                 30,603
                Professional fees                                                                18,151
                Other                                                                             3,609
                                                                                        ---------------
                Total expenses                                                                                      975,675
                                                                                                            ---------------
                Investment income--net                                                                            7,901,842

Realized &      Realized loss on investments from the Trust--net                                               (11,243,023)
Unrealized      Change in unrealized depreciation on investments from the
Loss from the   Trust--net                                                                                      (5,318,155)
Trust--Net:                                                                                                 ---------------
                Net Decrease in Net Assets Resulting from Operations                                        $   (8,659,336)
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets                                        Merrill Lynch Senior Floating Rate Fund II, Inc.

                                                                                          For the Six            For the
                                                                                          Months Ended          Year Ended
                                                                                          February 28,          August 31,
Increase (Decrease) in Net Assets:                                                            2002                2001++
Operations:     Investment income--net                                                  $     7,901,842     $    32,128,962
                Realized losson investments from the Trust--net                            (11,243,023)           (709,706)
                Change in unrealized appreciation/depreciation on investments and
                from the Trust--net                                                         (5,318,155)        (13,468,551)
                                                                                        ---------------     ---------------
                Net increase (decrease) in net assets resulting from operations             (8,659,336)          17,950,705
                                                                                        ---------------     ---------------

Dividends to    Investment income--net                                                      (7,901,842)        (32,128,962)
Shareholders:                                                                           ---------------     ---------------
                Net decrease in net assets resulting from dividends
                to shareholders                                                             (7,901,842)        (32,128,962)
                                                                                        ---------------     ---------------

Capital Share   Net decrease in net assets derived from capital share
Transactions:   transactions                                                              (107,593,186)        (51,589,774)
                                                                                        ---------------     ---------------

Net Assets:     Total decrease in net assets                                              (124,154,364)        (65,768,031)
                Beginning of period                                                         376,240,308         442,008,339
                                                                                        ---------------     ---------------
                End of period                                                           $   252,085,944     $   376,240,308
                                                                                        ===============     ===============


++On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights                                                       Merrill Lynch Senior Floating Rate Fund II, Inc.

                                                                                                                   For the
The following per share data and ratios                                 For the Six            For the             Period
have been derived from information                                         Months                Year             March 26,
provided in the financial statements.                                      Ended                Ended            1999++ to
                                                                        February 28,          August 31,         August 31,
Increase (Decrease) in Net Asset Value:                                      2002      2001+++++       2000          1999
Per Share       Net asset value, beginning of period                       $    9.55    $    9.87    $   10.01    $   10.00
Operating                                                                  ---------    ---------    ---------    ---------
Performance:    Investment income--net                                           .23          .72          .77          .27
                Realized and unrealized gain (loss)
                on investments from the Trust--net                             (.40)        (.32)        (.14)          .01
                                                                           ---------    ---------    ---------    ---------
                Total from investment operations                               (.17)          .40          .63          .28
                                                                           ---------    ---------    ---------    ---------
                Less dividends from investment income--net                     (.23)        (.72)        (.77)        (.27)
                                                                           ---------    ---------    ---------    ---------
                Net asset value, end of period                             $    9.15    $    9.55    $    9.87    $   10.01
                                                                           =========    =========    =========    =========

Total           Based on net asset value per share                        (1.82%)+++     4.25%+++        6.54%     3.02%+++
Investment                                                                 =========    =========    =========    =========
Return:**

Ratio to        Expenses, net of reimbursement++++                            1.74%*       1.66%*        1.58%        .55%*
Average                                                                    =========    =========    =========    =========
Net Assets:     Expenses++++                                                  1.74%*       1.66%*        1.68%       1.77%*
                                                                           =========    =========    =========    =========
                Investment income--net                                        5.05%*       7.45%*        7.80%       6.77%*
                                                                           =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)                   $ 252,086    $ 376,240    $     442    $     229
Data:                                                                      =========    =========    =========    =========
                Portfolio turnover                                                --           --       46.95%       28.49%
                                                                           =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists. The Fund's investment adviser waived a portion of its management fee. Without such waiver, the Fund's returns would have been lower.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregrate total investment return.
+++++On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


NOTES TO FINANCIAL STATEMENTS


Merrill Lynch Senior Floating Rate Fund II, Inc.


1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund) is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at February 28, 2002 was 99.9%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Realized gains and losses on security transactions were determined on the identified cost basis.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of .40% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2002, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $78,177 relating to the tender of the Fund's shares.



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch Senior Floating Rate Fund II, Inc.


Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the six months ended February 28, 2002 were $15,025,722 and $131,757,362, respectively.


4. Capital Share Transactions:
Transactions in capital shares were as follows:



For the Six Months Ended                                  Dollar
February 28, 2002                         Shares          Amount

Shares sold                            1,535,217     $   14,144,939
Shares issued to shareholders
in reinvestment of dividends             417,824          3,857,972
                                  --------------     --------------
Total issued                           1,953,041         18,002,911
Shares redeemed                     (13,770,454)      (125,596,097)
                                  --------------     --------------
Net decrease                        (11,817,413)     $(107,593,186)
                                  ==============     ==============



For the Year Ended                                        Dollar
August 31, 2001                           Shares          Amount

Shares sold                            9,290,501     $   90,014,304
Shares issued to shareholders
in reinvestment of dividends           1,649,893         15,966,656
                                  --------------     --------------
Total issued                          10,940,394        105,980,960
Shares redeemed                     (16,338,080)      (157,570,734)
                                  --------------     --------------
Net decrease                         (5,397,686)     $ (51,589,774)
                                  ==============     ==============


5. Capital Loss Carryforward:
At August 31, 2001, the Fund had a net capital loss carryforward of approximately $3,134,000, of which $5,000 expires in 2007, $58,000 expires in 2008 and $3,071,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund began a quarterly tender offer on April 16, 2002 that concludes on May 14, 2002.



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


SCHEDULE OF INVESTMENTS                                                                   Master Senior Floating Rate Trust

                  S&P      Moody's       Face                       Senior Secured
Industries+++    Rating    Rating       Amount              Floating Rate Loan Interests*                          Value
Aircraft &        BB-       B1     $   635,111   Fairchild Semiconductors Corp., Term, due 4/30/2006          $     547,783
Parts--0.2%

Amusement &       NR++      NR++     1,994,987   Metro-Goldwyn-Mayer Co., Term B, due 3/31/2006                   1,988,753
Recreational
Services--0.8%

Apparel--0.5%     NR++      NR++     4,589,855   Warnaco Inc., due 8/12/2002***                                   1,193,362
Automotive        B+        B1       4,776,149   Citation Corporation, Term B, due 12/01/2007                     4,035,846
Equipment--3.1%                                  Tenneco Automotive Inc.:
                  B+        B2       2,243,488      Term B, due 11/02/2007                                        1,942,486
                  B+        B2       2,243,488      Term C, due 5/02/2008                                         1,948,718
                                                                                                              -------------
                                                                                                                  7,927,050

Broadcasting--    NR++      NR++     2,192,175   Bahakel Communications Ltd., Term B, due 6/30/2008               2,033,242
Radio &           NR++      Ba3      2,000,000   Citadel Communications, Term B, due 8/31/2009                    2,012,500
Television--      NR++      NR++     5,880,000   Corus Entertainment Inc., Tranche II, due 8/31/2007              5,894,700
8.2%                                             Cumulus Media Inc.:
                  B         B1       1,795,500      Term B, due 9/30/2007                                         1,793,256
                  B         B1       1,200,000      Term C, due 2/28/2008                                         1,198,500
                  NR++      NR++     6,957,520   Entravision, Term B, due 12/31/2008                              6,987,089
                  NR++      NR++       823,622   VHR Broadcasting, Term B, due 9/30/2007                            737,142
                                                                                                              -------------
                                                                                                                 20,656,429

Building          B+        Ba3      2,889,474   Better Minerals, Term B, due 9/30/2007                           2,679,987
Materials--1.1%

Cable             BB        Ba3      5,000,000   CC VI Operating Company LLC, Term B, due 11/12/2008              4,871,565
Television        BB+       Ba3      4,000,000   CC VIII Operating Company LLC, Term B, due 2/02/2008             3,899,752
Services--15.9%   BB        Ba2      5,000,000   Century Cable LLC, Discretionary Term, due 6/30/2009             4,949,080
                  BBB-      Ba3     10,000,000   Charter Communications Holdings, Term B, due 3/18/2008           9,710,625
                  NR++      NR++     5,193,698   Classic Cable Inc., Term B, due 1/31/2008                        4,479,565
                  BB+       Ba3      3,500,000   Insight Midwest, Term B, due 12/31/2009                          3,514,063
                  BB        Ba2      4,000,000   Olympus Cable Holdings LLC, Term B, due 9/30/2004                3,976,876
                  B+        B1       4,950,000   Pegasus Media & Communications, Term, due 4/30/2005              4,794,283
                                                                                                              -------------
                                                                                                                 40,195,809

Chemicals--5.7%                                  Huntsman International LLC:
                  B+        B2       4,900,000      Term B, due 6/30/2007                                         4,780,842
                  B+        B2       4,900,000      Term C, due 6/30/2008                                         4,780,842
                  NR++      Ba3      4,860,427   Lyondell Petrochemical Co., Term E, due 5/17/2006                4,905,488
                                                                                                              -------------
                                                                                                                 14,467,172

Computer-                                        Bridge Information Systems:
Related           NR++      NR++     1,180,540      Term, due 5/29/2003***                                          481,070
Products--0.6%    NR++      NR++     2,335,378      Term B, due 5/29/2005***                                        951,666
                                                                                                              -------------
                                                                                                                  1,432,736
Consumer                                         Simmons Co.:
Products--1.9%    B+        Ba3      2,369,932      Term B, due 10/28/2005                                        2,369,932
                  B+        Ba3      2,477,230      Term C, due 10/27/2006                                        2,480,327
                                                                                                              -------------
                                                                                                                  4,850,259


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


SCHEDULE OF INVESTMENTS (continued)                                                       Master Senior Floating Rate Trust

                  S&P      Moody's       Face                       Senior Secured
Industries+++    Rating    Rating       Amount              Floating Rate Loan Interests*                          Value
Electronics/      B         NR++   $ 4,862,745   Acterna Corporation, Term B, due 9/30/2007                   $   3,306,667
Electrical        BB-       Ba3      1,395,796   Amkor Technology Inc., Term B, due 9/30/2005                     1,399,503
Components--      NR++      Ba3      1,095,886   DD Inc., Term B, due 4/22/2005                                     997,256
3.2%              B+        B2       3,163,125   Superior Telecom, Term A, due 5/27/2004                          2,245,819
                                                                                                              -------------
                                                                                                                  7,949,245

Energy--0.7%      BB-       B3       1,194,000   Dresser Inc., Term B, due 4/10/2009                              1,203,203
                  NR++      NR++       496,250   WH Energy, Term B, due 4/16/2007                                   495,009
                                                                                                              -------------
                                                                                                                  1,698,212

Environmental                                    IT Group Inc.:
Services--0.2%    D         NR++     1,455,000      Term, due 6/11/2004                                             225,525
                  D         NR++     1,438,983      Term B, due 6/11/2007                                           223,042
                                                                                                              -------------
                                                                                                                    448,567

Food &            BB+       Ba2      2,000,000   International Multi-Foods, Term B, due 2/28/2008                 2,008,750
Kindred           BB-       Ba3      1,760,415   Merisant Company, Term B, due 3/30/2007                          1,770,317
Products--2.4%    NR++      Ba2      2,250,000   Suiza Foods Corporation, Term B, due 7/30/2008                   2,269,285
                                                                                                              -------------
                                                                                                                  6,048,352

Gaming--5.9%                                     Ameristar Casinos Inc.:
                  B+        Ba3      2,387,632      Term B, due 12/20/2006                                        2,409,271
                  B+        Ba3      2,046,541      Term C, due 12/20/2007                                        2,065,089
                                                 Isle of Capri Casinos, Inc.:
                  BB-       Ba2      5,240,000      Term B, due 3/01/2006                                         5,279,300
                  BB-       Ba2      4,585,000      Term C, due 3/01/2007                                         4,616,930
                  B+        B1         494,987   Scientific Games, Term B, due 9/30/2007                            496,844
                                                                                                              -------------
                                                                                                                 14,867,434

Health            BB-       B1         891,667   Alpharma, Term B, due 9/30/2008                                    888,880
Services--2.4%                                   Dade Behring Inc.:
                  D         NR++     1,195,921      Term B, due 6/30/2006                                         1,197,416
                  D         NR++     1,195,921      Term C, due 6/30/2007                                         1,197,416
                  BB-       Ba2        690,000   Davita Inc., Term B, due 3/31/2006                                 695,229
                  B+        B1       1,995,000   MedPointe Inc., Term B, due 9/30/2008                            1,988,143
                                                                                                              -------------
                                                                                                                  5,967,084

Hotels &                                         Wyndam International, Inc.:
Motels--3.3%      NR++      NR++     5,192,266      Increasing Rate Term, due 6/30/2004                           4,694,676
                  NR++      NR++     3,951,229      Term, due 6/30/2006                                           3,552,265
                                                                                                              -------------
                                                                                                                  8,246,941

Industrial        B+        B2       2,940,160   Muzak Audio, Term B, due 12/31/2006                              2,848,280
Services--1.1%

Leasing &         B         B2       1,950,000   Anthony Crane Rental LP, Term, due 7/22/2006                     1,496,625
Rental            NR++      Caa1     2,935,581   Nations Rent Inc., Term B, due 7/20/2006                         1,698,967
Services--2.3%    CCC+      NR++     2,872,225   Rent Way Inc., Term B, due 9/30/2006                             2,484,475
                                                                                                              -------------
                                                                                                                  5,680,067


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


SCHEDULE OF INVESTMENTS (continued)                                                       Master Senior Floating Rate Trust

                  S&P      Moody's       Face                       Senior Secured
Industries+++    Rating    Rating       Amount              Floating Rate Loan Interests*                          Value
Manufacturing--                                  Mueller Industries Inc.:
4.1%              B+        B1     $ 2,437,500      Term B, due 8/16/2006                                     $   2,439,786
                  B+        B1       2,437,500      Term C, due 8/16/2007                                         2,439,786
                  BB+       Ba2      3,935,060   SPX Corporation, Term C, due 12/31/2007                          3,943,256
                  BB-       Ba3      1,569,360   Terex Corp., Term C, due 3/06/2006                               1,575,245
                                                                                                              -------------
                                                                                                                 10,398,073

Metals &          NR++      Caa3     2,585,000   LTV Corporation, Term, due 10/31/2004                            2,080,925
Mining--0.8%

Paper--3.2%                                      Stone Container Corp.:
                  B+        Ba3      2,017,401      Term E, due 10/01/2003                                        2,021,183
                  B+        Ba3      2,445,632      Term F, due 12/31/2005                                        2,448,689
                  B+        Ba3      1,966,014      Term G, due 12/31/2006                                        1,965,809
                  B+        Ba3      1,597,067      Term H, due 12/31/2006                                        1,596,901
                                                                                                              -------------
                                                                                                                  8,032,582

Petroleum         BBB-      Ba2      3,000,000   Tesoro Petroleum Corp., Term B, due 9/30/2009                    3,009,063
Refineries--1.2%

Printing &        B         B1       4,925,000   Liberty Group Operating, Term B, due 3/31/2007                   4,844,969
Publishing--3.7%  NR++      NR++       915,757   Reiman Publications, Term B, due 12/01/2005                        922,625
                  B+        NR++     2,945,852   Vertis, Inc., Term B, due 12/06/2008                             2,544,480
                  CCC-      B3       1,465,728   Ziff-Davis Inc., Term B, due 3/31/2007                           1,110,289
                                                                                                              -------------
                                                                                                                  9,422,363

Property                                         Corrections Corporation of America:
Management--      B         B2         636,385      Term B, due 12/31/2002                                          635,192
3.8%              B         B3       4,186,671      Term C, due 12/31/2002                                        4,178,821
                  NR++      Ba3      4,925,000   NRT Inc., Term, due 7/31/2004                                    4,859,335
                                                                                                              -------------
                                                                                                                  9,673,348

Restaurants &                                    Domino's & Bluefence:
Food Service--    B+        B1         919,733      Term B, due 12/21/2006                                          931,948
0.7%              B+        B1         922,657      Term C, due 12/21/2007                                          934,911
                                                                                                              -------------
                                                                                                                  1,866,859

Tower             BB-       B1       5,000,000   American Towers, Inc., Term B, due 12/31/2007                    4,407,030
Construction &    BB-       Ba3      3,896,000   Crown Castle International Corporation, Term B,
Leasing--5.8%                                    due 3/31/2008                                                    3,795,355
                  B+        B3       7,500,000   Spectracite Communications, Term B, due 12/31/2007               6,470,625
                                                                                                              -------------
                                                                                                                 14,673,010

Transportation    BB+       Ba1      4,950,000   Kansas City Southern Railroad, Term B, due 12/29/2006            4,979,220
Services--2.7%    B+        B1       1,960,000   North American Van Lines Inc., Term B, due 11/18/2007            1,893,033
                                                                                                              -------------
                                                                                                                  6,872,253

Utilities--6.2%                                  Mission Energy Holdings:
                  NR++      NR++     1,948,052      Term A, due 7/02/2006                                         1,980,845
                  NR++      NR++     5,551,948      Term B, due 7/02/2006                                         5,638,929
                  BB+       Ba2      4,912,500   TNP Enterprises, Inc., Term, due 6/30/2006                       4,924,781
                  NR++      NR++     3,190,833   Western Resources Inc., Term B, due 3/17/2003                    3,201,468
                                                                                                              -------------
                                                                                                                 15,746,023


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                       Master Senior Floating Rate Trust

                  S&P      Moody's       Face                       Senior Secured
Industries+++    Rating    Rating       Amount              Floating Rate Loan Interests*                          Value
Wired             D         Caa2   $   921,393   Global Crossing Holdings Ltd., Term B, due 6/30/2006         $     342,835
Telecommuni-
cations--0.1%

Wireless                                         American Cellular Corp.:
Telecommuni-      BB-       Ba3      2,046,510      Term B, due 3/31/2008                                         2,000,347
cations--11.5%    BB-       Ba3      2,338,869      Term C, due 3/31/2009                                         2,286,111
                  B+        B1       4,353,750   Centennial Cellular Operating Co., Term C, due 11/30/2007        3,485,177
                                                 Dobson Sygnet Operating Co.:
                  NR++      NR++     1,575,250      Term B, due 3/23/2007                                         1,521,297
                  NR++      NR++     1,666,361      Term C, due 12/23/2007                                        1,613,246
                                                 Nextel Communications, Inc.:
                  BB-       Ba2      3,750,000      Term B, due 6/30/2008                                         3,138,593
                  BB-       Ba2      3,750,000      Term C, due 12/31/2008                                        3,145,470
                  BB-       Ba2      9,438,000      Term D, due 3/31/2009                                         7,803,593
                                                 Rural Cellular Corp.:
                  B+        Ba3      2,195,634      Term B, due 10/03/2008                                        2,005,477
                  B+        Ba3      2,195,634      Term C, due 4/03/2009                                         2,005,477
                                                                                                              -------------
                                                                                                                 29,004,788

                                                 Total Senior Secured Floating Rate Loan Interests
                                                 (Cost--$281,693,317)--103.3%                                   260,815,644



                                                                Short-Term Securities
Commercial Paper**--5.6%             2,730,000   Caterpillar Financial Services Corp., 1.78% due 3/05/2002        2,729,460
                                    11,346,000   General Motors Acceptance Corp., 1.98% due 3/01/2002            11,346,000

                                                 Total Short-Term Securities
                                                 (Cost--$14,075,460)--5.6%                                       14,075,460

Total Investments (Cost--$295,768,777)--108.9%                                                                  274,891,104
Liabilities in Excess of Other Assets--(8.9%)                                                                  (22,478,553)
                                                                                                              -------------
Net Assets--100.0%                                                                                            $ 252,412,551
                                                                                                              =============

*The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
**Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
***Non-income producing security.
++Not Rated.
+++Industries are shown as a percent of net assets.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


FINANCIAL INFORMATION


Statement of Assets and Liabilities                                                       Master Senior Floating Rate Trust


                As of February 28, 2002
Assets:         Investments, at value (identified cost--$295,768,777)                                       $   274,891,104
                Cash                                                                                                621,058
                Receivables:
                   Interest                                                             $     1,658,148
                   Contributions                                                                419,569           2,077,717
                                                                                        ---------------
                Prepaid expenses and other assets                                                                    71,326
                                                                                                            ---------------
                Total assets                                                                                    277,661,205
                                                                                                            ---------------

Liabilities:    Loans                                                                                            25,000,000
                Payables:
                   Investment adviser                                                           190,854
                   Interest                                                                      11,198             202,052
                                                                                        ---------------
                Accrued expenses and other liabilities                                                               46,602
                                                                                                            ---------------
                Total liabilities                                                                                25,248,654
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $   252,412,551
                                                                                                            ===============

Net Assets      Investors' capital                                                                          $   273,275,981
Consist of:     Unrealized depreciation on investments--net                                                    (20,863,430)
                                                                                                            ---------------
                Net assets                                                                                  $   252,412,551
                                                                                                            ===============


See Notes to Financial Statements.


Statements of Operations                                                                  Master Senior Floating Rate Trust


                For the Six Months Ended February 28, 2002
Investment      Interest                                                                                    $    10,455,651
Income:         Facility and other fees                                                                             172,864
                                                                                                            ---------------
                Total income                                                                                     10,628,515
                                                                                                            ---------------

Expenses:       Investment advisory fees                                                $     1,494,969
                Interest expenses                                                                75,029
                Accounting services                                                              71,248
                Professional fees                                                                31,953
                Trustees' fees and expenses                                                      25,082
                Custodian fees                                                                   23,880
                Assignment fees                                                                   6,919
                Offering costs                                                                    1,781
                Printing and shareholder reports                                                    739
                Other                                                                            15,982
                                                                                        ---------------
                Total expenses                                                                                    1,747,582
                                                                                                            ---------------
                Investment income--net                                                                            8,880,933

Realized &      Realized loss on investments--net                                                              (11,245,472)
Unrealized      Change in unrealized depreciation on investments--net                                           (5,322,742)
Loss on                                                                                                     ---------------
Investments--   Net Decrease in Net Assets Resulting from Operations                                        $   (7,687,281)
Net:                                                                                                        ===============


See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


FINANCIAL INFORMATION (continued)


Statement of Changes in Net Assets                                                        Master Senior Floating Rate Trust

                                                                                         For the Six        For the Period
                                                                                         Months Ended     October 6, 2000++
                                                                                         February 28,       to August 31,
Increase (Decrease) in Net Assets:                                                           2002                2001
Operations:     Investment income--net                                                  $     8,880,933     $    30,852,550
                Realized loss on investments--net                                          (11,245,472)           (748,718)
                Change in unrealized depreciation on investments--net                       (5,322,742)        (11,028,179)
                                                                                        ---------------     ---------------
                Net increase (decrease) in net assets resulting from operations             (7,687,281)          19,075,653
                                                                                        ---------------     ---------------

Capital         Proceeds from contributions                                                  16,661,131         532,987,821
Transactions:   Fair value of withdrawals                                                 (133,492,570)       (175,232,303)
                                                                                        ---------------     ---------------
                Net increase (decrease) in net assets derived from net capital
                transactions                                                              (116,831,439)         357,755,518
                                                                                        ---------------     ---------------

Net Assets:     Total increase (decrease) in net assets                                   (124,518,720)         376,831,171
                Beginning of period                                                         376,931,271             100,100
                                                                                        ---------------     ---------------
                End of period                                                           $   252,412,551     $   376,931,271
                                                                                        ===============     ===============

++Commencement of operations.

See Notes to Financial Statements.


Statement of Cash Flows                                                                   Master Senior Floating Rate Trust

                                                                                                   For the Six Months Ended
                                                                                                          February 28, 2002
Cash Provided   Net decrease in net assets resulting from operations                                        $   (7,687,281)
by Operating    Adjustments to reconcile net increase in net assets resulting from operations
Activities:     to net cash provided by operating activities:
                   Decrease in receivables                                                                        1,219,677
                   Decrease in other assets                                                                          95,228
                   Decrease in other liabilities                                                                  (277,577)
                   Realized and unrealized loss on investments--net                                              16,568,214
                   Amortization of discount                                                                       (607,301)
                                                                                                            ---------------
                Net cash provided by operating activities                                                         9,310,960
                                                                                                            ---------------

Cash Provided   Proceeds from principal payments and sales of loan interests                                     89,668,765
by Investing    Purchases of loan interests                                                                    (36,210,427)
Activities:     Proceeds from sales and maturities of short-term investments--net                                29,517,072
                                                                                                            ---------------
                Net cash provided by investing activities                                                        82,975,410
                                                                                                            ---------------

Cash Used for   Cash receipts of borrowings                                                                      61,000,000
Financing       Cash payments on borrowings                                                                    (36,000,000)
Activities:     Cash payments on capital contributions                                                           16,570,478
                Cash payments on capital withdrawals                                                          (133,492,570)
                                                                                                            ---------------
                Net cash used for financing activities                                                         (91,922,092)
                                                                                                            ---------------

Cash:           Net increase in cash                                                                                364,278
                Cash at beginning of period                                                                         256,780
                                                                                                            ---------------
                Cash at end of period                                                                       $       621,058
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights                                                                      Master Senior Floating Rate Trust

                                                                                         For the Six        For the Period
                                                                                         Months Ended     October 6, 2000++
The following ratios have been derived from                                              February 28,       to August 31,
information provided in the financial statements.                                            2002                2001
Total                                                                                        (4.28%)+++                  --
Investment                                                                              ===============     ===============
Return:

Ratios to       Expenses, excluding interest expense                                             1.07%*              1.06%*
Average                                                                                 ===============     ===============
Net Assets:     Expenses                                                                         1.12%*              1.06%*
                                                                                        ===============     ===============
                Investment income--net                                                           5.69%*              7.92%*
                                                                                        ===============     ===============

Leverage:       Amount of borrowings outstanding, end of period (in thousands)          $        25,000                  --
                                                                                        ===============     ===============
                Average amount of borrowings outstanding during the period
                (in thousands)                                                          $         6,253                  --
                                                                                        ===============     ===============

Supplemental    Net assets, end of period (in thousands)                                $       252,413     $       376,931
Data:                                                                                   ===============     ===============
                Portfolio turnover                                                               12.12%              19.53%
                                                                                        ===============     ===============

*Annualized.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


NOTES TO FINANCIAL STATEMENTS


Master Senior Floating Rate Trust


1. Significant Accounting Policies:
Master Senior Floating Rate Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Loan participation interests--The Trust invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Trust, which Trust management believes equals or exceeds the principal amount of the corporate loan. The Trust may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Trust will regard the issuer as including the corporate borrower along with an agentbank for the syndicate of lenders and any intermediary of the Trust's investment. Because agents and intermediaries are primarily commercial banks, the Trust's investment in corporate loans at February 28, 2002 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Trust is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Trust exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Accordingly, as a "pass through" entity, the Trust pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Trust assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Master Senior Floating Rate Trust


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .95% of the average daily value of the Trust's net assets.

For the six months ended February 28, 2002, the Trust reimbursed FAM $8,196 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2002 were $36,210,427 and $89,668,765, respectively.

Net realized losses for the six months ended February 28, 2002 and net unrealized gains (losses) as of February 28, 2002 were as follows:

                                                       Unrealized
                                      Realized           Gains
                                       Losses           (Losses)

Loan interests                    $ (11,243,742)     $ (20,877,673)
Short-term investments                   (1,730)                 --
Unfunded loan interests                       --             14,243
                                  --------------     --------------
Total                             $ (11,245,472)     $ (20,863,430)
                                  ==============     ==============


As of February 28, 2002, net unrealized depreciation for Federal income tax purposes aggregated $20,877,673, of which $1,089,061 related to appreciated securities and $21,966,734 related to depreciated securities. At February 28, 2002, the aggregate cost of investments for Federal income tax purposes was $295,768,777.


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. For the six months ended February 28, 2002, the average amount borrowed was approximately $6,253,000 and the daily weighted average interest rate was 2.46%.



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2002


PORTFOLIO PROFILE


As Of February 28, 2002


                                        Percent of
Ten Largest Holdings                   Total Assets

Nextel Communications, Inc.*                5.1%
Isle of Capri Casinos, Inc.*                3.6
Charter Communications Holdings             3.5
Huntsman International LLC*                 3.4
Wyndam International, Inc.*                 3.0
Stone Container Corp.*                      2.9
Mission Energy Holdings*                    2.7
Entravision                                 2.5
Spectracite Communications                  2.3
Corus Entertainment Inc.                    2.1


*Includes combined holdings.



                                        Percent of
Five Largest Industries                Total Assets

Cable Television Services                  14.5%
Wireless Telecommunications                10.4
Broadcasting--Radio & Television            7.4
Utilities                                   5.7
Gaming                                      5.4



                                      Percentage of
Quality Ratings                         Long-Term
S&P/Moody's                            Investments

BBB/Baa                                     4.9%
BB/Ba                                      46.3
B/B                                        26.7
CCC/Caa                                     2.5
D/D                                         1.1
NR (Not Rated)                             18.5



OFFICERS AND DIRECTORS/TRUSTEES


Terry K. Glenn, President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Charles C. Reilly, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863